UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	September 26, 2006

THE CHILDREN'S PLACE RETAIL STORES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-23071 (Commission File Number)	31-1241495 (IRS Employer ID Number)

915 Secaucus Road, Secaucus, New Jersey	07094
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(201) 558-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 26, 2006, The Children’s Place Retail Stores, Inc. announced that representatives from the Company attended a ground breaking ceremony for the Company’s new 700,000 square foot automated distribution center in Fort Payne, Alabama.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

99.1	Press Release dated September 26, 2006.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN'S PLACE RETAIL STORES, INC. By: /s/ Susan Riley Name: Susan Riley Title: Senior Vice President, Chief Financial Officer

Dated: September 27, 2006